Exhibit 10.1

AMENDMENT NO. 1 TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of October 1, 2007, is by and among AIR METHODS CORPORATION, a Delaware corporation, ROCKY MOUNTAIN HOLDINGS, L.L.C., a Delaware limited liability company, MERCY AIR SERVICE, INC., a California corporation, LIFENET, INC., a Missouri corporation, FSS AIRHOLDINGS, INC., a Delaware corporation, and CJ SYSTEMS AVIATION GROUP, INC., a Pennsylvania corporation, as borrowers and debtors (each individually a "Borrower" and collectively, the "Borrowers"), KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, as lead arranger, sole book runner and administrative agent ("KeyBank" or "Agent"), LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as syndication agent, NATIONAL CITY BANK, as a Lender and as documentation agent, and the other LENDERS.

RECITALS

A.           Pursuant to a certain Revolving Credit, Term Loan and Security Agreement (as amended, the "Loan Agreement"), dated as of September 17, 2007, by and among the Borrowers (except for FSS Airholdings, Inc. and CJ Systems Aviation Group, Inc. (the "CJ Borrowers")) and Lenders, Borrowers incurred certain loans from Lenders.

B.           Borrowers and Lenders desire to amend the Loan Agreement to add the CJ Borrowers as Borrowers under the Loan Agreement, to acknowledge certain new guarantors of the Indebtedness under the Loan Agreement, and to make certain other amendments to the Loan Agreement as set forth in this Amendment.

C.           Any capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Loan Agreement.

AGREEMENT

1.           CJ Borrowers. The CJ Borrowers acknowledge and agree that they are each a Borrower under the Loan Agreement and that all terms and conditions of the Loan Agreement relating to a Borrower or the Borrowers are applicable to them in all respects in accordance with the terms and conditions of the Loan Agreement and this Amendment.

2.           Representations and Warranties; Breaches. Borrowers (including the CJ Borrowers) represent and warrant as of the date of this Amendment that (a) all representations and warranties of the Borrowers set forth in Article VI of the Loan Agreement are true and correct in all respects after giving effect to the addition of the CJ Borrowers as Borrowers under the Loan Agreement, (b) none of the Borrowers is, or is required to be registered as, an “investment company” under the Investment Company Act of 1940, and (c) no Event of Default, or any event that with the passage of time could become an Event of Default, has occurred since the date of the Loan Agreement.

3.           Schedules. The Schedules to the Loan Agreement are hereby amended as of the date hereof by adding the Schedules set forth on Exhibit A to this Amendment to the previously-delivered Schedules.

4.           Notes. Pursuant to this Amendment, the outstanding Revolving Notes and Term Notes are being replaced with Amended and Restated Promissory Notes (Revolving Credit) and Amended and Restated Promissory Notes (Term Loan), which Amended and Restated Promissory Notes add the CJ Borrowers as makers and update the outstanding principal amount of the Term Notes, and such notes are the Revolving Notes and the Term Notes, respectively, as defined in the Loan Agreement.

5.           Conditions to Amendment. In addition to all conditions set forth in this Amendment, all closing conditions set forth in Section 7.1(b) of the Loan Agreement, including obtaining secretary's certificates from each of the CJ Borrowers and CJ Critical Care Transportation Systems, Inc., a Pennsylvania corporation, Special Jet Services, Inc., a Pennsylvania corporation, CJ Critical Care Transportation Systems of Florida, Inc., a Pennsylvania corporation, and CJ Critical Care Transportation Systems of Kentucky, Inc., a Pennsylvania corporation (the "CJ Guarantors") and Guaranty and Security Agreements from each of the CJ Guarantors.

6.           Loan Agreement. Except as specifically amended herein, all terms and provisions of the Loan Agreement shall remain in full force and effect.

7.           Waiver of Claims.    Borrowers hereby agree that this Amendment is a reasonable agreement among the parties in connection with the current facts and circumstances related to Borrowers' business and is in keeping with the tenor of the Loan Agreement, and Borrowers hereby completely and generally waive, release, remise, acquit and forever discharge the Lenders and their respective affiliates, present and past officers, directors, agents, attorneys, predecessors, successors, insurers, parent, subsidiary and sibling corporations and entities, and assigns (collectively, the "Bank Releasees") of and from any and all past and present claims, damages or causes of action arising or relating in any way to the actions of the Bank Releasees relating to the Loan Agreement, this Amendment, the Transaction Documents or any other agreement among the parties, which Borrowers ever had or now has against the Bank Releasees, or any of them.

8.           Miscellaneous.

  (a)           No modification, rescission, waiver, release, or amendment of any provision of this Amendment shall be made, except by a written agreement signed by Borrowers and a duly authorized officer of each Lender.

          (b)           This Amendment may be executed in any number of counterparts, and by Lenders and Borrowers on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Amendment.

              (c)           The provisions of this Amendment are independent of, and separable from, each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Amendment is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

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              (d)            The terms of this Amendment, the Loan Agreement and the Transaction Documents shall be cumulative except to the extent that they are specifically inconsistent with each other, in which case the terms of this Amendment shall prevail.

              (e)           This Amendment, the Loan Agreement, and the other Transaction Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements among such parties with respect to such transactions, including, without limitation, those expressed in any commitment letter delivered by Lenders to Borrowers.

              (f)           THIS AMENDMENT, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE.

              (g)           BORROWERS AND LENDERS AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THE TRANSACTION DOCUMENTS MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF COLORADO, AND BORROWERS WAIVE PERSONAL SERVICE OF PROCESS AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO BORROWERS, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OR THE UNITED STATES.

              (h)           BORROWERS AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWERS OR LENDERS MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. BORROWERS REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWERS ACKNOWLEDGE THAT THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

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              (i)            ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWERS) AND US (LENDERS) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE TRANSACTION DOCUMENTS, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BORROWERS:

AIR METHODS CORPORATION

By:	/s/ Trent J. Carman
Name: Trent J. Carman
Title: Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn: Trent J. Carman
Phone: 303-792-7591
Facsimile: 303-790-4780

ROCKY MOUNTAIN HOLDINGS, L.L.C.

By: Air Methods Corporation, its sole member

By:	/s/ Trent J. Carman
Name: Trent J. Carman
Title: Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn: Trent J. Carman
Phone: 303-792-7591
Facsimile: 303-790-4780

[Signature Page to Amendment No. 1]

MERCY AIR SERVICE, INC.

By:	/s/ Trent J. Carman
Name: Trent J. Carman
Title: Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn: Trent J. Carman
Phone: 303-792-7591
Facsimile: 303-790-4780

LIFENET, INC.

By:	/s/ Trent J. Carman
Name: Trent J. Carman
Title: Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn: Trent J. Carman
Phone: 303-792-7591
Facsimile: 303-790-4780

FSS AIRHOLDINGS. INC.

By:	/s/ Trent J. Carman
Name: Trent J. Carman
Title: Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn: Trent J. Carman
Phone: 303-792-7591
Facsimile: 303-790-4780

[Signature Page to Amendment No. 1]

CJ SYSTEMS AVIATION GROUP

By:	/s/ Trent J. Carman
Name: Trent J. Carman
Title: Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn: Trent J. Carman
Phone: 303-792-7591
Facsimile: 303-790-4780

[Signature Page to Amendment No. 1]

LENDERS:

As Lender and Agent:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chris Mohler
Name: Chris Mohler
Title: Senior Vice President

Address:
1675 Broadway, Suite 300
Denver, CO 80202
Attn: Chris Mohler
Phone: 720-904-4502
Fax: 720-904-4515

[Signature Page to Amendment No. 1]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Darren Lemkau
Name: Darren Lemkau
Title: Senior Vice President

Address:
370 17th Street, Suite 3590
Denver, CO 80202
Attn: Darren Lemkau
Phone; 303-825-7582
Fax: 303-825-6719

[Signature Page to Amendment No. 1]

NATIONAL CITY BANK

By:	/s/ Emil Kwaczala
Name: Emil Kwaczala
Title: Vice President

Address: 20 Stanwix Street
Pittsburgh, PA 15222
Attn: Emil Kwaczala
Phone: 412-644-7727
Fax: 412-644-6224

[Signature Page to Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Philip K. Liebscher
Name: Philip K. Liebscher
Title: Senior Vice President

Address:
249 Fifth Avenue
Pittsburgh, PA 15222
Attn: Philip K. Liebscher
Phone: 412-762-3202
Fax: 412-762-6484

(Signature Page to Amendment No. 1]

COLORADO BUSINESS BANK

By:	/s/ Doug Pogge
Name: Doug Pogge
Title: Senior Vice President

Address:
821 17th Street
Denver, CO 80202
Attn: Doug Pogge
Phone: 303-383-1288
Fax: 303-312-3477

[Signature Page to Amendment No. 1]